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                                                                    Exhibit 10.6


                              AMENDMENT NO. 2000-I
                                       TO
                     CERTIFIED GROCERS OF CALIFORNIA, LTD.
                      EXECUTIVE SALARY PROTECTION PLAN II


          Certified Grocers of California, Ltd., pursuant to the power granted to it by Section 7.1 of the Certified Grocers of California, Ltd., Executive Salary Protection Plan II (the "Plan"), hereby amends the Plan, as follows, effective as of January 1, 2000:

1.   The Preamble is amended in its entirety to read as follows:

          This agreement executed by Certified Grocers of California, Ltd., a corporation organized under the laws of the State of California, evidences the terms of the Unified Western Grocers Executive Salary Protection Plan II, formerly known as the Certified Grocers of California, Ltd., Executive Salary Protection Plan II ("Plan") that is effective December 1, 1994.


2.   Section 1.1 is amended in its entirety to read as follows:

     The Plan evidenced by the terms hereof shall be known as the "Unified Western Grocers, Inc., Executive Salary Protection Plan II."


3.   Section 2.11 is amended in its entirety to read as follows:

     The  "Retirement  Plan" shall mean the  Retirement  Plan for  Employees  of
     Certified Grocers of California, Ltd. and United Grocers, Inc. Defined Benefit Pension Plan.


4.   Section 2.4 is amended in its entirety to read as follows:

     The "Company: shall mean Unified Western Grocers, Inc., formerly known as Certified Grocers of California, Ltd., any corporation following the Company's written approval which subsequently adopts the Plan as a whole or as to one or more of its divisions, and any successor corporation which continues the Plan.


5.   Section 2.8 is amended in its entirely to read as follows:

     The "Plan" shall mean the Unified Western Grocers, Inc., Executive Salary Protection Plan II, formerly known as Certified Grocers of California Ltd., Executive Salary Protection Plan, originally effective December 1, 1994.
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     The Company has caused this  Amendment to be signed by its duly  authorized officer as of the date written be1ow.


                      Unified Western Grocers, Inc.
                      Formerly known as Certified Grocers of California, Ltd.

                      By:   /s/ Robert M. Ling, Jr.
                            _______________________________

                      Its:  Executive Vice President
                            General Counsel
                            _______________________________

                      Date: April 20, 2000
                            _______________________________